UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



Date of Report (Date of earliest reported)     May 17, 2005
                                           -------------------


                            American River Bankshares
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its chapter)


         California                   0-31525                  68-0352144
----------------------------   ---------------------     -----------------------
(State or other jurisdiction        (Commission               (IRS Employer
     Of incorporation)              File Number)            Identification No.)


1545 River Park Drive, Suite 107, Sacramento, California          95815
--------------------------------------------------------    --------------------
(Address of principal executive offices)                        (Zip Code)


Registrant's telephone number, including area code        (916) 565-6100
                                                     ---------------------------

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Solicitation material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


Page 1 of 56 Pages
The Index to Exhibits is on Page 3

Item 1.01. Entry into a Material Definitive Agreement.

On May 17, 2005, the registrant entered into a lease (the "Lease") with One Capital Center, a California limited partnership. The Lease relates to office space the issuer will occupy at 3100 Zinfandel Drive, Rancho Cordova, California 95670, for its new administrative center. The lease term is for a period of ninety-one (91) months. The foregoing description is qualified by reference to the Lease attached as Exhibit 99.1.


Item 9.01. Financial Statements and Exhibits.

(c)  Exhibits

(99.1) Lease Agreement by and between One Capital Center, a California limited partnership and American River Bankshares dated May 17, 2005.



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    AMERICAN RIVER BANKSHARES


                                    /s/ Mitchell A. Derenzo
                                    --------------------------------------------
May 17, 2005                        Mitchell A. Derenzo, Chief Financial Officer

                                INDEX TO EXHIBITS


Exhibit No.         Description                                         Page
-----------         -----------                                         ----

99.1                Lease Agreement by and
                    between One Capital Center, a California
                    limited partnership and American River
                    Bankshares dated May 17, 2005.                      4-56



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